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Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
TYCO INTERNATIONAL LTD.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        Each of the undersigned officers of Tyco International Ltd. (the "Company") hereby certify to their knowledge that the Company's quarterly report on Form 10-Q/A for the period ended March 31, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ EDWARD D. BREEN Edward D. Breen Chief Executive Officer July 29, 2003
/s/ DAVID J. FITZPATRICK David J. FitzPatrick Chief Financial Officer July 29, 2003

        A signed original of this written statement required by Section 906 or other document authenticating, acknowledging, or otherwise adopting the signature that appears as typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 TYCO INTERNATIONAL LTD. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002